SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

Filed by the Registrant	☑
Filed by a party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))

☑	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-12

CITIZENS FIRST FINANCIAL CORP.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement,
if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.

Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement:

(3)	Filing Party:

(4)	Date Filed:

CITIZENS FIRST FINANCIAL CORP
2101 North Veterans Parkway
Bloomington, IL 61704
(309) 661-8700

March 19, 2004

Dear Shareholder:

     I am pleased to invite you to attend the Citizens First Financial Corp.’s 2004 annual meeting of shareholders on Monday, April 26, 2004. We will hold the meeting at 10:00 a.m. at The Chateau, 1601 Jumer Drive, Bloomington, Illinois.

     On the page following this letter, you will find the Notice of Meeting which lists the matters to be considered at the meeting. Following the Notice of Meeting is the proxy statement which describes these matters and provides you with additional information about our Company. Also enclosed you will find your proxy card, which allows you to vote on these matters, and the Company’s 2003 Annual Report.

     Your vote is important. A majority of the common stock must be represented, either in person or by proxy, to constitute a quorum for the conduct of business. Please complete and mail in your proxy card promptly, even if you plan to attend the meeting. You can attend the meeting and vote in person, even if you have sent in a proxy card.

     The Board of Directors recommends that shareholders vote FOR each of the proposals stated in the proxy statement.

     The rest of the Board and I look forward to seeing you at the meeting. Whether or not you can attend, we greatly appreciate your cooperation in returning the proxy card.

Sincerely,

C. William Landefeld
President and Chief Executive Officer

CITIZENS FIRST FINANCIAL CORP.
2101 North Veterans Parkway
Bloomington, IL 61704

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TIME	10:00 a.m., local time, on Monday, April 26, 2004

PLACE	The Chateau 1601 Jumer Drive Bloomington, Illinois

ITEMS OF BUSINESS	(1) To elect two members of the Board of Directors for three-year terms.
(2) To ratify the selection of BKD, LLP as independent auditors of the Company for the 2004 fiscal year.
(3) To transact such other business as may properly come before the Meeting.

ANNUAL REPORT	Our 2003 Annual Report, which is not a part of the proxy soliciting material, is enclosed.

RECORD DATE	You can vote if you are a shareholder of record on March 1, 2004.
QUORUM	A majority of the shares of common stock must be represented at the meeting. If there are insufficient shares, the meeting may be adjourned.

March 19, 2004	Dallas G. Smiley Secretary

SOLICITATION AND VOTING	4
Shareholders Entitled to Vote	4
Voting Procedures	4
Voting Procedures for Shares in the Company’s 401(k) Plan or ESOP	5
Required Vote	5
Revoking a Proxy	5
List of Shareholders	6
Cost of Proxy Solicitation	6
Inspector of Election	6
Other Matters	6
GOVERNANCE OF THE COMPANY	7
Role and Composition of the Board of Directors	7
The Audit Committee	7
Audit Committee Financial Expert	8
The Nominating Committee	8
The Compensation/Benefits Committee	9
Code of Ethics	9
Shareholder Communications with the Board	10
Directors’ Compensation	10
ITEM 1. ELECTION OF DIRECTORS	11
NOMINEES WHOSE TERMS WILL EXPIRE IN 2007	12
CONTINUING DIRECTORS WITH TERMS EXPIRING 2005	12
CONTINUING DIRECTORS WITH TERMS EXPIRING 2006	13
ITEM 2. RATIFICATION OF AUDITORS	13
Audit Fees	13
Audit Related Fees	14
Tax Fees	14
All Other Fees	14
SECURITY OWNERSHIP OF DIRECTORS, NOMINEES FOR DIRECTORS, MOST HIGHLY COMPENSATED EXECUTIVE OFFICERS AND ALL DIRECTORS AND EXECUTIVE OFFICERS AS A GROUP	15
SECURITY OWNERSHIP OF SHAREHOLDER HOLDING 5% OR MORE	16
EXECUTIVE COMPENSATION	17
Compensation Table	17
Total Options Exercised in 2003 and Year End Values	18
Option Grants in 2003	18
OTHER COMPENSATION ARRANGEMENTS	19
Employment Agreements	19
401(k) Plan	20
Employee Stock Ownership Plan and Trust	20
Supplemental Executive Retirement Plan	21
Transactions With Certain Related Persons	21
Compensation Committee Interlocks and Insider Participation	21
PERFORMANCE GRAPH	22
EXECUTIVE COMPENSATION COMMITTEE REPORT	23
Overview	23
CEO Compensation	24
Tax Policy	24
AUDIT COMMITTEE REPORT	25
COMPLIANCE WITH SECTION 16	25
REQUIREMENTS, INCLUDING DEADLINES, FOR SUBMISSION OF PROXY PROPOSALS, NOMINATION OF DIRECTORS AND OTHER BUSINESS OF SHAREHOLDERS	26

CITIZENS FIRST FINANCIAL CORP.
2101 North Veterans Parkway
Bloomington, IL 61704

SOLICITATION AND VOTING

     We are sending you this Proxy Statement and the enclosed proxy card because the Board of Directors of Citizens First Financial Corp. (the “Company” “we” or “us”) is soliciting your proxy to vote at the 2004 Annual Meeting of Shareholders (the “Annual Meeting”). This Proxy Statement summarizes the information you need to know to vote at the Annual Meeting.

     You are invited to attend our Annual Meeting on April 26, 2004 beginning at 10:00 a.m., local time. The Annual Meeting will be held at The Chateau, 1601 Jumer Drive, Bloomington, Illinois.

     This Proxy Statement and the enclosed form of proxy are being mailed starting on or about March 19, 2004.

Shareholders Entitled to Vote

     Holders of record of common stock of the Company at the close of business on March 1, 2004 are entitled to receive this notice. Generally, each share of common stock of the Company is equal to one vote. However, the Company’s Certificate of Incorporation limits the number of shares that may be voted by any holder owning beneficially more than 10% of the outstanding shares of the common stock of the Company (the “Limit”). A beneficial holder of shares in excess of the Limit may not vote any shares exceeding the Limit. A shareholder may exceed the Limit if affiliates of the shareholder as well as persons acting in concert hold sufficient shares together with such shareholder so as to exceed the Limit. Pursuant to the Certificate of Incorporation, the Board of Directors will (i) make all determinations necessary to implement these rules and (ii) demand that anyone reasonably believed to beneficially own shares in excess of the Limit supply information to the Company to enable the enforcement of these rules.

     There is no cumulative voting at the Annual Meeting.

     As of the record date, there were 1,509,609 common shares issued and outstanding.

Voting Procedures

     Unless you hold your shares in the Company’s Profit Sharing and Savings Plan (the “401(k) Plan”) or the Employee Stock Ownership Plan and Trust (the “ESOP”), you can vote on matters to come before the meeting in one of two ways:

•	you can come to the Annual Meeting and cast your vote there; or

•	you can vote by signing and returning the enclosed proxy card. If you do so, the individuals named as proxies on the card will vote your shares in the manner you indicate.

     You may also choose to vote for all of the nominees for Director and each proposal by simply signing, dating and returning the enclosed proxy card without further direction. All signed and returned proxies that contain no direction as to vote will be voted FOR each of the nominees for Director and FOR each of the proposals.

     The Board of Directors has selected itself as the persons to act as proxies on the proxy card.

     If you plan to attend the Annual Meeting and vote in person, you should request a ballot when you arrive. HOWEVER, IF YOUR SHARES ARE HELD IN THE NAME OF YOUR BROKER, BANK OR OTHER NOMINEE, THE INSPECTOR OF ELECTION WILL REQUIRE YOU TO PRESENT A POWER OF ATTORNEY OR PROXY IN YOUR NAME FROM SUCH BROKER, BANK OR OTHER NOMINEE FOR YOU TO VOTE SUCH SHARES AT THE ANNUAL MEETING. Please contact your broker, bank or nominee.

Voting Procedures for Shares in the Company’s 401(k) Plan or ESOP

     If you participate in the Company’s 401(k) Plan or ESOP, please return your proxy in the envelope on a timely basis to ensure that your proxy is voted. If you own or are entitled to give voting instructions for shares in the 401(k) Plan or ESOP and do not vote your shares or give voting instructions, generally, the Plan Administrator or Trustee will vote your shares in the same proportion as the shares for all plan participants for which voting instructions have been received. Holders of shares in the 401(k) Plan or ESOP will not be permitted to vote such shares at the Annual Meeting, but their attendance is encouraged and welcome.

Required Vote

     The presence, in person or by proxy, of the holders of a majority of the votes entitled to be cast by the shareholders at the Annual Meeting is necessary to constitute a quorum. Abstentions and broker “non votes” are counted as present and entitled to vote for purposes of determining a quorum. A broker “non vote” occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because such broker, bank or nominee does not have discretionary authority to vote and has not received instructions from the beneficial owner.

     Once a quorum is achieved, a plurality of votes cast is all that is necessary for the election of Directors. Abstentions and broker “non votes” are not counted in determining the vote. As to ratification of BKD, LLP and all other matters that may come before the meeting, the affirmative vote of a majority of votes cast is necessary for the approval of such matters. Abstentions and broker “non votes” are again not counted for purposes of approving the matter.

Revoking a Proxy

     If you give a proxy, you may revoke it at any time before it is exercised. You may revoke your proxy in any one of three ways:

•	you may send in another proxy with a later date;

•	you may notify the Company’s Secretary in writing at Citizens First Financial Corp., 2101 North Veterans Parkway, Bloomington, Illinois 61704; or

•	unless you hold shares in the 401(k) Plan or ESOP, you may revoke by voting in person at the Annual Meeting.

     If you choose to revoke your proxy by attending the Annual Meeting, you must vote in accordance with the rules for voting at the Annual Meeting. Attending the Annual Meeting alone will not constitute revocation of a proxy.

List of Shareholders

     A list of shareholders entitled to vote at the Annual Meeting will be available for examination by shareholders for any purpose related to the Annual Meeting at the Company’s offices at 2101 North Veterans Parkway, Bloomington, Illinois for a period of ten days prior to the Annual Meeting. A list will also be available at the Annual Meeting itself.

Cost of Proxy Solicitation

     We will pay the expenses of soliciting proxies. Proxies may be solicited on our behalf by Directors, officers or employees in person or by telephone, mail or telegram. We do not intend to engage a proxy solicitation firm to assist us in the distribution and solicitation of proxies. The Company will also request persons, firms and corporations holding shares in their names for other beneficial owners to send proxy materials to such beneficial owners. The Company will reimburse these persons for their expenses.

Inspector of Election

     Your proxy returned in the enclosed envelope will be delivered to the Company’s transfer agent, Registrar and Transfer Company (“R&T”). The Board of Directors has designated R&T to act as inspectors of election and to tabulate the votes at the Annual Meeting. R&T is not otherwise employed by, or a Director of, the Company or any of its affiliates. After the final adjournment of the Annual Meeting, the proxies will be returned to the Company.

Other Matters

     The Board of Directors knows of no business which will be presented for consideration at the Annual Meeting other than as stated in the Notice of Annual Meeting of Shareholders. If, however, other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the proxies to vote the shares on such matters in their discretion.

GOVERNANCE OF THE COMPANY

Role and Composition of the Board of Directors

     Our Company’s Board of Directors is the ultimate decision making body of the Company, except for matters which law or our Certificate of Incorporation requires the vote of shareholders. The Board of Directors selects the management of the Company which is responsible for the Company’s day to day operations. The Board acts as an advisor to management and also monitors its performance. Our Board of Directors has determined that each of Messrs. Borngasser, Hoeferle, Hogan, Mier and Thompson and Ms. Webb are independent as independence is defined in the National Association of Securities Dealers’ listing standards, as those standards have been modified or supplemented.

     Members of the Board of Directors serve also as Directors of Citizens Savings Bank (the “Bank”). The Bank is the Company’s wholly owned subsidiary. You will find a discussion of its activities in your Annual Report.

     During 2003, the Board of Directors met as the Company’s Board of Directors six times. In addition, the Board of Directors has authorized three Committees to manage distinct matters of the Company. These Committees are the Audit Committee, the Nominating Committee and the Compensation/Benefits Committee. Membership on each of the Committees is set forth in the table below. All of our Directors attended 75 percent or more of the meetings of the Board and the Board Committees on which they served in 2003.

Name	Board	Audit	Nominating	Compensation
Borngasser, L. Carl	X	X		X
Hoeferle, Harold L.	X	X
Hogan, Martin L.	X		X	X
Landefeld, C. William.	X
Mier, Arthur W.	X	X	X
Thompson, Dr. Lowell M.	X
Webb, Mary Ann	X	X	X	X
Meetings in 2003	6	9	1	1

The Audit Committee

     The Audit Committee is responsible for recommending the annual appointment of the public accounting firm to be our outside auditors, subject to approval of the Board of Directors and shareholders. The Committee is responsible for the following tasks:

•	maintaining a liaison with the outside auditors;

•	reviewing the adequacy of internal controls;

•	reviewing with management and outside auditors financial disclosures of the Company; and

•	reviewing any material changes in accounting principles or practices used in preparing statements.

Audit Committee Financial Expert

     Our Board of Directors has determined that we have an Audit Committee financial expert, as defined by the Securities and Exchange Commission, serving on our Audit Committee. Mary Ann Webb is our Audit Committee financial expert, and she is independent as independence for audit committee members is defined in the National Association of Securities Dealers’ listing standards, as those standards have been modified or supplemented.

The Nominating Committee

     Our Board of Directors has a Nominating Committee which consists of three directors. Martin L. Hogan, Arthur W. Mier and Mary Ann Webb are the current members of this committee. The Nominating Committee identifies individuals to become board members and selects, or recommends for the board’s selection, director nominees to be presented for shareholder approval at the annual meeting of shareholders or to fill any vacancies. During the fiscal year ended December 31, 2003, the Nominating Committee held one meeting.

     Our Board of Directors has adopted a written charter for the Nominating Committee, a copy of which is attached as an appendix to this proxy statement. Each of the members of our Nominating Committee is independent as independence is defined in the National Association of Securities Dealers’ listing standards, as those standards have been modified or supplemented.

     The Nominating Committee’s policy is to consider director candidates recommended by shareholders. Such recommendations must be made pursuant to timely notice in writing to:

Dallas G. Smiley, Secretary
Citizens First Financial Corp.
2101 North Veterans Parkway
Bloomington, IL 61704

     In order to be eligible for nomination, election, appointment or service as a member of the Board of Directors, an individual must meet the following qualifications:

•	Directors must have their primary domicile in a county in which the Bank has its home office or a full service branch office;

•	Directors must be at least twenty-one years of age;

•	Directors must meet any and all qualifications established for directors of bank holding companies and banks by any federal or state banking agency having regulatory authority over or concerning the Company or any of its subsidiaries;

•	Directors shall not be officers, directors or employees of any depository institution or depository institution holding company other than the Company or its subsidiary, or other institutions or companies in which the Company may own stock; and

•	Directors shall not be persons who have been removed or disqualified by operation of law or regulation from being or serving as a stockholder, director, officer or employee of an insured financial institution, or persons who have been the subject of a formal enforcement decision or order brought by any federal or state banking regulatory agency.

     In addition to the foregoing qualifications, in order for any nominee to be eligible to be elected to or to serve on the board, the nominee must have a history of conducting his or her own personal and business affairs in a safe and sound manner, in a safe and sound condition, in accordance with applicable laws and regulations, and without substantial conflicts of interests. Historically, nominees have been existing directors or business associates of our directors or officers.

The Compensation/Benefits Committee

     The Compensation/Benefits Committee is responsible for establishing annual and long-term performance goals for the Chief Executive Officer (Mr. Landefeld) and senior management. This Committee also approves the senior officers’ compensation and other incentive compensation programs. The Committee’s functions include:

•	awarding shares or options under the Company’s stock option plan;

•	determining compensation to be paid pursuant to the Company’s incentive plan; and

•	publishing an annual Executive Compensation Committee Report for the shareholders.

     The Committee is aided in performing these functions by the counsel of members of the Bank’s Compensation Committee.

Code of Ethics

     The Company has adopted a Code of Ethics that applies to all of our employees, officers and directors, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. Our Code of Ethics contains written standards that we believe are reasonably designed to deter wrongdoing and to promote:

•	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

•	Full, fair, accurate, timely, and understandable disclosure in reports and documents that we file with, or submit to, the Securities and Exchange Commissions and in other public communications we make;

•	Compliance with applicable governmental laws, rules and regulations;

•	The prompt internal reporting of violations of the code to an appropriate person or persons named in the code; and

•	Accountability for adherence to the code.

     This Code of Ethics is attached to our Annual Report on Form 10-K for the fiscal year ended December 31, 2003 as Exhibit 14. We will provide to any person without charge, upon request, a copy of our Code of Ethics. Requests for a copy of our Code of Ethics should be made to our Secretary at 2101 North Veterans Parkway, Bloomington, Illinois 61704. We intend to satisfy the disclosure requirement under Item 10 of Form 8-K regarding an amendment to, or a waiver from, a provision of our Code of

Ethics that applies to our principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions and that relates to any element of the code definition enumerated in Securities and Exchange Commission, Regulation S-K, Item 406(b) by posting such information on our Web site at http://www.csbnet.com within five business days following the date of the amendment or waiver.

Shareholder Communications with the Board

     Our Board of Directors has a process for shareholders to send communications to the Board of Directors, its Nominating Committee or its Audit Committee, including complaints regarding accounting, internal accounting controls, or auditing matters. Communications can be sent to the Board of Directors, its Nominating Committee or its Audit Committee or specific directors either by regular mail to the attention of the Board of Directors, its Nominating Committee, its Audit Committee or specific directors, at our principal executive offices at 2101 North Veterans Parkway, Bloomington, Illinois 61704. All of these communications will be reviewed by our Secretary (1) to filter out communications that our Secretary deems are not appropriate for our directors, such as spam and communications offering to buy or sell products or services, and (2) to sort and relay the remainder to the appropriate directors. We encourage all of our directors to attend the annual meeting of shareholders, if possible. All eight of our directors attended the 2003 annual meeting of shareholders.

Directors’ Compensation

     The Directors of the Company did not receive any fees or retainers for serving on the Company’s Board of Directors in fiscal 2003. However, the Directors did receive an annual retainer of $15,000 for serving on the Board of the Bank. Also, Directors who are not also employees of the Company receive $100 per committee meeting attended, except for the Audit Committee Chairman who receives $200 for each Audit Committee meeting attended. In addition, the Company maintains two compensation plans for Directors:

•	Stock-Based Incentive Plan. The Company maintains the Incentive Plan for both directors and employees. In 1996, each Outside Director of the Company and Bank at that time was granted non-statutory stock options to purchase 9,390 shares of Common Stock, and Stock Awards for 3,755 shares of Common Stock. The options and stock awards to Outside Directors began vesting in five equal annual installments, commencing November 12, 1997, the first anniversary of the effective date of the grants. If a director ceases service due to death or disability, all unvested options and stock awards vest immediately. In 1999, two new bank directors were each granted nonstatutory stock options to purchase 12,500 shares of common stock on terms identical to the terms of the options which were granted in 1996. No stock awards were made in the years 1997 — 2001 inclusive, and no stock option grants were made to directors in 1997, 1998 or 2000. In January 2002, three of the Company’s directors, Messrs. Hogan, Hoeferle and Mier, received stock awards of 720, 719, and 719 shares, respectively. The 2002 stock awards were immediately vested. In addition, one director, Mr. Hoeferle, received stock options in January 2001 to purchase 10,000 shares on terms identical to the terms of previous grants to directors. Also, Mr. Hogan received stock options in January 2002 to purchase 10,000 shares on the same terms. In December 2003, Ms. Webb received stock options to purchase 10,000 shares on the same terms.

•	Advisory Directors Retirement Plan. The Bank maintains an Advisory Directors Retirement Plan (formerly known as the Directors Emeritus Retirement Plan) which provides retirement benefits to duly elected Directors and Advisory Directors as of December 31, 1997. The plan provides that in consideration for services and consultation rendered as an Advisory Director, the Advisory Directors will receive annual cash benefits equal to the annual director’s fees received at the time of retirement, up to an annual maximum of $12,650 per participant in a single premium insurance annuity for each covered Advisory Director. Currently there are ten Advisory Directors.

ITEM 1. ELECTION OF DIRECTORS

     Currently, the Board of Directors has seven members divided into three classes of two or three directors per class. Each class of directors has three-year terms. One class of directors is up for election each year. This results in a staggered Board which ensures continuity from year to year.

     Two directors will be elected at the Annual Meeting to serve for three-year terms expiring at our Annual Meeting in the year 2007.

     The persons named in the enclosed proxy card intend to vote the proxy for the election of each of the two nominees unless you indicate on the proxy card that your vote should be withheld from any or all of such nominees. Each nominee elected as director will continue in office until his or her successor has been elected, or until his death, resignation or retirement.

     The Board of Directors has proposed the following nominees for election as Directors with terms expiring in 2007 at the Annual Meeting: Dr. Lowell M. Thompson and Mary Ann Webb.

     The Board of Directors recommends a vote FOR the election of these nominees as Directors.

     We expect each nominee to be able to serve if elected. If any nominee is not able to serve, proxies will be voted in favor of the remainder of those nominated and may be voted for substitute nominees. The principal occupation and certain other information about the nominees and other Directors whose terms of office continue after the Annual Meeting is set forth below. Such terms may include years of services for the Bank prior to the formation of the Company.

NOMINEES WHOSE TERMS WILL EXPIRE IN 2007

Name and Age as of		Position, Principal Occupation,
the Annual Meeting		Business Experience and Directorship
Dr. Lowell M. Thompson	65	Director since 1987 and current Chairman. Practicing dentist.

Mary Ann Webb	57	Director since 2003. Partner in a certified public accounting firm. Also a member of the Audit, Nominating and Compensation Committees of our Board of Directors.

CONTINUING DIRECTORS WITH TERMS EXPIRING 2005

Name and Age as of		Position, Principal Occupation,
the Annual Meeting		Business Experience and Directorship
C. William Landefeld	64	Director, President and Chief Executive Officer since 1987.

Harold L. Hoeferle	66	Appointed to the Company’s Board in December, 2000. Owner of Apartment Mart, Inc., a company specializing in property management. Member of the Audit Committee of our Board of Directors.

Martin L. Hogan	48	Appointed to the Company’s Board in August, 2001. Owner/President of Central Illinois Development which is responsible for the development and compliance of 120 Subway Sandwich Restaurants in 50 counties in Central Illinois. Owner of 9 Subway restaurants in Central Illinois. Member of the Nominating and Compensation Committees of our Board of Directors

CONTINUING DIRECTORS WITH TERMS EXPIRING 2006

Name and Age as of		Position, Principal Occupation,
the Annual Meeting		Business Experience and Directorship
Arthur W. Mier	61	Appointed to the Company’s Board in January, 2000. Director of the Bank since 1998. Regional Manager of Choctaw-Kaul Distribution Company. Member of the Audit and Nominating Committees of our Board of Directors.

L. Carl Borngasser.	66	Appointed to the Company’s Board in January, 2000. Director of the Bank since 1995. Retired Executive Vice President of Citizens Savings Bank. Member of the Audit and Compensation Committees of our Board of Directors.

ITEM 2.  RATIFICATION OF AUDITORS

     The Audit Committee of the Board of Directors has appointed BKD, LLP to serve as our independent auditors for 2004 and is seeking the ratification of the appointment of BKD, LLP by our shareholders.

     In the event our shareholders fail to ratify the selection of BKD, LLP, the Audit Committee will consider it as a direction to select other auditors for the subsequent year. Representatives of BKD, LLP will be present at the Annual Meeting to answer questions. They will also have the opportunity to make a statement if they desire to do so.

Audit Fees

     Audit fees and expenses billed to the Company by BKD, LLP for the audit of the Company’s financial statements for the fiscal years ended December 31, 2003 and December 31, 2002, and for review of the Company’s financial statements included in the Company’s quarterly reports on Form 10-Q, are as follows:

2003	2002
$62,090	$63,965

Audit Related Fees

     Audit related fees and expenses billed to the Company by BKD, LLP for fiscal years 2003 and 2002 for services related to the performance of the audit or review of the Company’s financial statements that were not included under the heading “Audit Fees”, are as follows:

2003	2002
$9,462	$11,520

Tax Fees

     Tax fees and expenses billed to the Company for fiscal years 2003 and 2002 for services related to tax compliance, tax advice and tax planning, consisting primarily of preparing the Company’s federal and state income tax returns for the previous fiscal periods and inclusive of expenses are as follows

2003	2002
$5,400	$5,425

All Other Fees

     Fees and expenses billed to the Company by BKD, LLP for all other services provided during fiscal years 2003 and 2002 are as follows:

2003	2002
$-0-	$18,963

In accordance with Section 10A(i) of the Exchange Act, before BKD, LLP is engaged by us to render audit or non-audit services, the engagement is approved by our Audit Committee. None of the audit-related, tax and other services described in the table above were approved by the Audit Committee pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X. None of the time devoted by BKD, LLP on its engagement to audit the Company’s financial statements for the year ended December 31, 2003 is attributable to work performed by persons other than BKD, LLP employees.

     The affirmative vote of a majority of votes cast on this proposal, without regard to abstentions or broker “non votes,” is required for the ratification of the appointment of BKD, LLP.

     The Board of Directors recommends a vote FOR the ratification of the appointment of BKD, LLP as our independent auditors for the year 2004.

SECURITY OWNERSHIP OF DIRECTORS, NOMINEES FOR DIRECTORS
MOST HIGHLY COMPENSATED EXECUTIVE OFFICERS AND
ALL DIRECTORS AND EXECUTIVE OFFICERS AS A GROUP

	Amount and
	Nature of Beneficial		Ownership
Name	Ownership (1)		As a Percent of Class
Borngasser, L. Carl	25,266	(2)(3)	1.68%
Hoeferle, Harold L	8,719	(4)	* *
Hogan, Martin L	5,847	(5)	* *
Landefeld, C. William.(Executive Officer and Director)	160,402	(7)(8)	10.22%
Mier, Arthur W	7,569	(6)	* *
Smiley, Dallas G. (Executive Officer)	82,925	(7)(8)	5.38%
Thompson, Dr. Lowell M	32,985	(2)(9)	2.19%
Webb, Mary Ann	1,600		* *
All directors and executive officers as a group	325,313	(10)	19.82%

(1)	Each person effectively exercises sole (or shares with spouse or other immediate family member) voting and dispositive power as to shares reported.

(2)	Includes 3,755 shares awarded to these outside directors under the Citizens First Financial Corp. 1996 Stock-Based Incentive Plan (the “Incentive Plan”). Such awards commenced vesting at a rate of 20% per year beginning on November 12, 1997. Each participant has voting power as to the shares awarded.

(3)	Includes 7,390 shares subject to options granted under the Incentive Plan which are currently exercisable. Shares subject to options became exercisable on a cumulative basis in five equal annual installments commencing on November 12, 1997.

(4)	Includes 6,000 shares subject to options granted under the Incentive Plan which are currently exercisable or will become exercisable within 60 days and excludes 4,000 shares subject to unexercisable options granted under the Incentive Plan. Shares subject to options are exercisable on a cumulative basis in five equal annual installments commencing on January 29, 2002.

(5)	Includes 4,000 shares subject to options granted under the Incentive Plan which are currently exercisable or will become exercisable within 60 days and excludes 6,000 shares subject to unexercisable options granted under the Incentive Plan. Shares subject to options are exercisable on a cumulative basis in five equal annual installments commencing on January 28, 2003.

(6)	Includes 2,500 shares subject to options granted under the Incentive Plan which are currently exercisable or will become exercisable within 60 days. Shares subject to options are exercisable on a cumulative basis in five equal annual installments commencing on April 26, 1999.

(7)	Includes 28,175 and 16,900 shares awarded to Messrs. Landefeld and Smiley respectively under the Incentive Plan, some of which shares may have been subsequently sold. Such awards commenced vesting at a rate of 20% per year beginning on November 12, 1997. Each participant presently has voting power as to the shares awarded which have not been sold by such participant.

(8)	Includes 70,400 and 42,200 shares subject to options granted to Messrs. Landefeld and Smiley, respectively, under the Incentive Plan which are currently exercisable. Shares subject to options granted under the Incentive Plan commenced vesting at a rate of 20% per year beginning November 12, 1997.

(9)	Includes 9,390 shares subject to options granted under the Incentive Plan which are currently exercisable. Shares subject to options became exercisable on a cumulative basis in five equal annual installments commencing on November 12, 1997.

(10)	Includes a total of 73,240 shares (some of which shares may have been sold) originally awarded under the Incentive Plan as to which voting may be directed. Includes a total of 141,880 options granted under the Incentive Plan which are currently exercisable or will become exercisable within 60 days.

**	Less than 1% ownership as a percent of class.

SECURITY OWNERSHIP OF SHAREHOLDER
HOLDING 5% OR MORE

NAME AND ADDRESS OF	NUMBER		PERCENT
BENEFICIAL OWNER	OF SHARES		OF CLASS
Citizens Savings Bank Employee Stock Ownership Plan (“ESOP”) 2101 North Veterans Parkway Bloomington, Illinois 61704	206,323	(1)	13.8%
C. William Landefeld 2101 North Veterans Parkway Bloomington, Illinois 61704	160,402	(2)	10.2%
Investors of America, Limited Partnership 1504 Highway, #395 N #8-00508 Gardnerville, Nevada 89410	156,493	(3)	10.4%
JANA Partners, LLC 536 Pacific Avenue San Francisco, California 94133	119,435	(4)	7.9%
Dallas G. Smiley 2101 North Veterans Parkway Bloomington, Illinois 61704	82,925	(5)	5.4%

(1)	Shares of Common Stock were acquired by the ESOP in the Bank’s conversion from mutual to stock form (the “Conversion”). The ESOP Committee administers the ESOP. First Bankers Trust Company has been appointed as the corporate trustee for the ESOP (“ESOP Trustee”). The ESOP Trustee, subject to its fiduciary duty, must vote all allocated shares held in the ESOP in accordance with the instructions of the participants. As of March 1, 2004, all 206,323 shares have been allocated to ESOP participants’ accounts.

(2)	The above amount includes 13,225 shares which are owned by Mr. Landefeld’s wife over which Mr. Landefeld shares voting and investment power. Mr. Landefeld has sole voting and investment power with respect to all other shares. The amount above includes 70,400 shares subject to options previously granted to Mr. Landefeld which are currently exercisable.

(3)	Based upon information disclosed in Schedule 13G filed with the SEC on February 13, 2002.

(4)	Based upon information disclosed in Schedule 13D filed with the SEC on December 3, 2002.

(5)	The amount above includes 42,200 shares subject to options previously granted to Mr. Smiley which are currently exercisable.

EXECUTIVE COMPENSATION

     The following table shows, for the years ended December 31, 2003, 2002 and 2001, the cash compensation paid by the Bank, as well as certain other compensation paid or accrued for those years, to the Chief Executive Officer and other executive officers (“Named Executive Officers”) who accrued salary and bonus in excess of $100,000 in fiscal year 2003.

Compensation Table

		Annual Compensation			Long-Term Compensation
					Awards		Payouts
						Securities
						Underlying
				Other Annual	Restricted Stock	Options/	LTIP	All Other
Name and Principal		Salary	Bonus	Compensation	Awards	SARs	Payouts	Compensation
Positions	Year	($)(1)	($)(1)	($)(2)	($)(3)	(#)(4)	($)(5)	($)
C. William Landefeld	2003	$265,535	—	—	—	—	—	$38,141	(6)
President and Chief	2002	$259,424	$18,623	—	—	—	—	$114,017	(7)
Executive Officer	2001	$247,785	—	—	—	—	—	$61,663	(8)

Dallas G. Smiley	2003	$146,000	—	—	—	—	—	$10,948	(6)
Executive Vice	2002	$140,400	$10,800	—	—	—	—	$63,122	(7)
President,	2001	$135,000	—	—	—	—	—	$52,178	(8)
Treasurer, Chief Financial Officer and Corporate Secretary

(1)	Under Annual Compensation, the column entitled “Salary” includes directors’ fees and amounts deferred by the Named Executive Officer pursuant to the Bank’s 401(k) Plan, pursuant to which employees may defer up to 15% of their compensation, up to the maximum limits under the Internal Revenue Code of 1986, as amended (the “Code”). The level of salary may vary due to limits imposed on contributions to 401(k) plans and employee stock ownership plans by the Code (see, footnotes (6), (7), and (8) below). The column entitled “Bonus” consists of board approved discretionary Bonuses.

(2)	For 2003, there were no (a) prerequisites over the lesser of $50,000 or 10% of the individual’s total Salary and Bonus for the year; (b) payments of above-market preferential earnings on deferred compensation; (c) payments of earnings with respect to long-term incentive plans prior to settlement or maturation; (d) tax payment reimbursements; or (e) preferential discounts on stock.

(3)	For 2003, 2002 and 2001, there were no stock awards to any Named Executive Officer.

(4)	For 2003, 2002 and 2001, there were no stock options granted to any Named Executive Officer.

(5)	For 2003, 2002 and 2001, there were no payouts or awards under any long-term incentive plan.

(6)	Includes $8,000 and $5,840 in employer contributions to the Bank’s 401(k) Plan for Messrs. Landefeld and Smiley, respectively. Includes disability and life insurance premiums paid by the Bank of $1,825 for Mr. Landefeld. Includes $21,581 in employer contribution to the Supplemental Executive Retirement Plan (the “SERP”) for Mr. Landefeld for the excess amount due under the 401(k) Plan and ESOP for the fiscal year ended December 31, 2003. Includes contributions of $6,735 and $5,108 for Messrs. Landefeld and Smiley, respectively pursuant to the Bank’s profit sharing plan.

(7)	Includes the value of 2,339 and 1,909 shares of Common Stock allocated to Messrs. Landefeld and Smiley, respectively, pursuant to the Bank Employee Stock Ownership Plan (“ESOP”). Includes $6,985 and $5,616 in employer contributions to the Bank’s 401(k) Plan for Messrs. Landefeld and Smiley, respectively. Includes disability and life insurance premiums paid by the Bank of $1,549 for Mr. Landefeld. Includes $39,556 and $1,995 in employer contribution to the Supplemental Executive Retirement Plan (the “SERP”) for Messrs. Landefeld and Smiley, respectively, for the excess amount due under the 401(k) Savings Plan and ESOP for the fiscal year ended December 31, 2002. Includes contributions of $6,750 and $6,750 for Messrs. Landefeld and Smiley, respectively pursuant to the Bank’s profit sharing plan.

(8)	Includes the value of 2,070 and 2,070 shares of Common Stock allocated to Messrs. Landefeld and Smiley, respectively, pursuant to the Bank Employee Stock Ownership Plan (“ESOP”). Includes $6,800 and $4,461 in employer contributions to the Bank’s 401(k) Plan for Messrs. Landefeld and Smiley, respectively. Includes disability and life insurance premiums paid by the Bank of $1,549 for Mr. Landefeld. Includes $10,260 and $4,663 in employer contribution to the Supplemental Executive Retirement Plan (the “SERP”) for Messrs. Landefeld and Smiley, respectively, for the excess amount due under the 401(k) Plan and ESOP for the fiscal year ended December 31, 2001. Includes contributions of $6,415 and $6,415 for Messrs. Landefeld and Smiley, respectively pursuant to the Bank’s profit sharing plan.

Total Options Exercised in 2003 and Year End Values

     This table gives information for options exercised by each of the named executive officers in 2003 and the value (stock price less exercise price) of the remaining options held by those officers at year-end price of the Common Stock.

FISCAL YEAR-END OPTION/SAR VALUES

			Number of Securities	Value of Unexercised
			Underlying Unexercised	In-the-Money
			Options/SARs at	Options/SARs at Fiscal
	Shares Acquired	Value Realized	Fiscal Year-End (#)(1)	Year End ($)(2)
	On Exercise	($)	Exercisable/Unexercisable	Exercisable/Unexercisable
C. William Landefeld	0	$0	70,400/0	$929,280/0
Dallas G. Smiley	0	0	42,200/0	557,040/0

(1)	The options in this table have an exercise price of $12.30 and became exercisable at an annual rate of 20% beginning November 12, 1997. The options expire ten (10) years from the date of grant.

(2)	Based on market value of the underlying stock at the fiscal year end of $25.50, minus the exercise price. The market price on March 1, 2004 was $24.09 per share.

Option Grants in 2003

No options were granted to any of the Named Executive Officers in 2003.

OTHER COMPENSATION ARRANGEMENTS

Employment Agreements

     The Bank and the Company have entered into employment agreements (collectively, the “employment agreements”) with Messrs. Landefeld and Smiley (individually, the “Executive”). These employment agreements are intended to ensure that the Bank and the Company will be able to maintain a stable and competent management base. The continued success of the Bank and the Company depends to a significant degree on the skills and competence of Messrs. Landefeld and Smiley.

     The employment agreements provide for a three-year term. The Bank employment agreements provide that, commencing on the first anniversary date and continuing each anniversary date thereafter, the Board of the Bank may extend the agreement for an additional year so that the remaining term shall be three years, unless written notice of non-renewal is given by the Board of the Bank after conducting a performance evaluation of the Executive. The terms of the Company employment agreements shall be extended on a daily basis unless written notice of non-renewal is given by the Board of the Company. The current base salaries for Messrs. Landefeld and Smiley are $ 250,535 and $160,000, respectively. In addition to the base Salary, the agreements provide for, among other things, participation in stock benefits plans and other fringe benefits applicable to Executive personnel.

     The employment agreements provide for termination by the Bank or the Company for cause as defined in the agreements at any time. In the event the Bank or the Company chooses to terminate the Executive’s employment for reasons other than for cause, or in the event of the Executive’s resignation from the Bank and the Company upon: (i) failure to re-elect the Executive to his current offices; (ii) a material change in the Executive’s functions, duties or responsibilities; (iii) a relocation of the Executive’s principal place of employment by more than 25 miles; (iv) liquidation or dissolution of the Bank or the Company; or (v) a breach of the agreement by the Bank or the Company, the Executive or, in the event of death, his beneficiary would be entitled to receive an amount equal to the remaining base Salary payment due to the Executive and the contributions that would have been made on the Executive’s behalf to any employee benefit plans of the Bank or the Company during the remaining term of the agreement. The Bank and the Company would also continue to pay for the Executive’s life, health and disability coverage for the remaining term of the agreement. Upon any termination of the Executive, the Executive is subject to a one year non-competition agreement.

     Under the employment agreements, if voluntary or involuntary termination follows a change in control of the Bank or the Company (as defined in the employment agreements), the Executive or, in the event of the Executive’s death, his beneficiary, would be entitled to a severance payment equal to the greater of: (i) the payments due for the remaining terms of the employment agreement; or (ii) three times the average of the five preceding taxable year’s annual compensation. The Bank and the Company would also continue the Executive’s life, health, and disability coverage for thirty-six months. Notwithstanding that both the Bank and the Company employment agreements provide for a severance payment in the event of a change in control, the Executive would only be entitled to receive a severance payment under one agreement. Based solely on the cash compensation paid to Messrs. Landefeld and Smiley over the past five fiscal years and excluding any benefits under any employee plan which may be payable, the total amount of payments due under the employment agreements following a change in control would be approximately $1.2 million.

     Payments to the Executive under the Bank’s agreement will be guaranteed by the Company in the event that payments or benefits are not paid by the Bank. Payment under the Company’s agreement would be made by the Company. All reasonable costs and legal fees paid or incurred by the Executive pursuant to any dispute or question of interpretation relating to the agreements shall be paid by the Bank or Company, respectively, if the Executive is successful on the merits pursuant to a legal judgment, arbitration or settlement. The employment agreements also provide that the Bank and Company shall indemnify the Executive to the fullest extent allowable under federal and Delaware law, respectively.

401(k) Plan

     The Bank maintains the Profit Sharing and Savings Plan (the “Savings Plan”), which is a tax-qualified profit sharing and Salary reduction plan under Sections 401(a) and 401(k) of the Code. The Savings Plan provides participants with retirement benefits and may also provide benefits upon death, disability or termination of employment with the Bank. An employee who works at least 1,000 scheduled hours per year is eligible to participate in the Savings Plan following the completion of one year of service and attainment of age 21. A participant is always 100% vested in his or her contributions. A participant must reach one year of vesting service (total time employed) before attaining a vested interest in the employer contribution, which commences following this one year period. Participants become 20% vested in employer matching contribution after one year of service, and increase the vested percentage by 20% for each year of service completed thereafter, until attaining 100% vesting after five years of service.

     Participants may make Salary reduction contributions to the Savings Plan up to the lesser of 15% of annual base Salary or the legally permissible limit (currently $3,000 generally, and $16,000 for employees who will reach age 50 by December 31, 2004). The Savings Plan provides that, with respect to 4% contributed by the employee, the Bank will match 100% of such contribution with funds to be invested at the direction of the employee. All participants receive a quarterly detailed statement including information regarding market value of the participant’s investment and all contributions made on his or her behalf. Any withdrawals prior to age 59 are subject to a 10% tax penalty. Participants may borrow against the vested portion of their accounts.

     The Savings Plan has a profit-sharing component in addition to the matched employee contribution. The amount of the annual profit-sharing contribution is at the discretion of the Board of Directors.

Employee Stock Ownership Plan and Trust

     The Bank established an ESOP and related trust for eligible employees effective on January 1, 1996. Employees employed with the Bank as of January 1, 1996 and employees of the Company or the Bank employed after such date, who have been credited with at least 1,000 hours during a twelve month period and who have attained the age of 21 will become participants. The ESOP purchased 8% of the Common stock issued in the Conversion. In order to fund the ESOP’s purchase of Common Stock, the ESOP borrowed funds from the Company equal to 100% of the aggregate purchase price of the Common Stock. The loan was repaid principally from the

Company’s or the Bank’s contribution to the ESOP over a period of seven years and the collateral for the loan was the Common Stock purchased by the ESOP. Repayment of the loan was completed in 2002.

Supplemental Executive Retirement Plan

     The Bank has implemented a non-qualified Supplemental Executive Retirement Plan (the “SERP”) to provide certain officers and highly compensated employees, designated by the Board of Directors, with additional retirement benefits. The benefits provided under the SERP will make up the benefits lost to the SERP participants due to application of limitations on compensation and maximum benefits applicable to the Bank’s tax qualified 401(k) Plan and ESOP. Benefits will be provided under the SERP at the same time and in the same form as the related benefits will be provided under the 401(k) Plan and ESOP.

Transactions With Certain Related Persons

     The Bank makes loans to directors and executive officers from time-to-time in the ordinary course of business. The Bank’s current policy provides that all loans made by the Bank to its directors and executive officers are made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and do not involve more than the normal risk of collectability or present other unfavorable features.

Compensation Committee Interlocks and Insider Participation

     The Compensation Committee of the Board of Directors is comprised of Martin L. Hogan, L. Carl Borngasser, and Mary Ann Webb, none of whom is or was formerly an officer of the Company. Neither Mr. Hogan, Mr. Borngasser nor Ms. Webb had any relationship with the Company which would have required disclosure in this Proxy Statement under the caption “Transactions with Certain Related Persons.” No executive officer of the Company served as a director or on the compensation committee of any other entity in 2003.

PERFORMANCE GRAPH

     The following graph compares the cumulative total shareholder return on the Company’s common stock (“CFSB”) since December 31, 1998 compared to the cumulative return for, the NASDAQ, the S&P 500 Index, and the SNL Midwest Thrift Index over the same period, assuming the investment of $100 on December 31, 1998, and reinvestment of all dividends.

Citizens First Financial Corp.

	Period Ending
Index	12/31/98	12/31/99	12/31/00	12/31/01	12/31/02	12/31/03
Citizens First Financial Corp.	100.00	87.13	87.47	132.38	192.32	197.07
S&P500*	100.00	121.11	110.34	97.32	75.75	97.51
NASDAQ — Total US	100.00	185.95	113.19	89.65	61.67	92.90
SNL Midwest Thrift Index	100.00	83.13	112.12	128.94	166.22	230.93

Source : SNL Financial LC, Charlottesville, VA
© 2004

EXECUTIVE COMPENSATION COMMITTEE REPORT

Overview

     The Committee establishes the salaries and other compensation of the Executive Officers of the Company and its subsidiary, the Bank. In its deliberations, it may consult with a Compensation Committee of the Board of Directors of the Bank. The Committee makes recommendations and advises the full Board of Directors with respect to compensation of senior executives of the Company and the Bank, and approves, subject to ratification of the full Board, the compensation of C. William Landefeld, the President and Chief Executive Officer of the Company.

     The Company’s executive compensation program is designed to:

•	retain Executive Officers by paying them competitively and rewarding them for superior performance;

•	align the interests of the Executive to that of the shareholder by encouraging common stock ownership by the Executive; and

•	tie a portion of each Executive Officers’ compensation to the performance of both the Company and the individual goals set for each Executive Officer.

     We accomplish these goals through three methods of compensation:

•	Salaries. The Committee evaluates salaries for comparable positions in the local market. The Committee strives to select salaries that are competitive in the market but not highest paid.

•	Bonus. The Committee and the Board of Directors have established a Bonus Plan for key employees of the Bank including, but not limited to, Executive Officers. This plan provides for a corporate performance award based upon an objective requirement of corporate performance and an individual performance award.

•	Stock Option and Stock Awards. The Company has a Stock Based Incentive Plan which permits the Company to award stock options or stock to employees and directors. In fiscal year 2003, the Company granted a total of 10,000 options to one of its directors (Mary Ann Webb).

CEO Compensation

     Due to the results of the FDIC Safety and Soundness Examination that concluded in the Fourth Quarter of 2003, the Compensation Committee elected to not recommend any salary increase for Mr. Landefeld for 2004. If sufficient progress has been made in correcting the deficiencies noted in the Examination Report at the time of the FDIC visitation at mid-year, a salary increase for Mr. Landefeld might be considered at that time.

     The Company had a favorable earnings year and the book value of the Company’s stock improved slightly from $21.91 per share at December 31, 2002, to $22.00 per share at December 31, 2003. The market price of the Company’s stock improved slightly from $25.30 per share at December 21, 2002, to $25.50 per share at December 31, 2003.

     Mr. Landefeld’s Incentive Bonus Awards are based on the Company reaching certain corporate performance targets for basic Earnings Per Share and Return on Equity. Mr. Landefeld received an incentive award of $18,623 in 2002 for meeting and exceeding the basic earnings per share target. No bonus was paid in 2003 for fiscal 2002 performance, as the pre-determined targets for 2002 performance were not met. Also, no bonus was paid in 2004 for fiscal 2003 performance, as the pre-determined targets for 2003 performance were not met.

Tax Policy

     Section 162(m) of the Internal Revenue Code limits tax deductions available to the Company to $1 million for compensation paid to the Company’s five most highly compensated officers unless certain requirements are met. Among such requirements are:

•	the Committee be comprised entirely of outside directors; and

•	compensation over $1 million must be based upon performance goals approved by shareholders.

     The Committee intends to monitor compensation so that the Company remains able to take deductions pursuant to the rules of 162(m). However, the Committee retains the right to award compensation that may not be deductible by the Company under Section 162(m) or otherwise.

BY:	THE COMPENSATION COMMITTEE

	Martin L. Hogan	L. Carl Borngasser	Mary Ann Webb

AUDIT COMMITTEE REPORT

     The Audit Committee is comprised of four directors (Arthur W. Mier, Mary Ann Webb, Harold L. Hoeferle, and L. Carl Borngasser). Each of the directors is independent, under the definition contained in Rule 4200(a)(15) of the NASD’s listing standards. The Board of Directors has adopted a written charter for the Audit Committee, which is included as an Appendix to this Proxy Statement.

     In connection with the audited financial statements contained in the Company’s 2003 Annual Report on Form 10-K for the fiscal year ended December 31, 2003, the Audit Committee reviewed and discussed the audited financial statements with management and BKD, LLP. The Audit Committee discussed with BKD, LLP the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU § 380). The Audit Committee has also received the written disclosures and the letter from BKD, LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with them their independence.

     Based on the review and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2003.

THE AUDIT COMMITTEE

Arthur W. Mier	Mary Ann Webb	Harold L. Hoeferle	L. Carl Borngasser

COMPLIANCE WITH SECTION 16

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s executive officers and directors, and persons who own more than 10% of any registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the SEC. Executive officers, directors and greater than 10% shareholders are required by regulation to furnish the Company with copies of all Section 16(a) reports they file.

     Based on its review of the copies of the reports it has received and written representations provided to the Company from the individuals required to file the reports, the Company believes that except as set forth below, all Directors and Executives of the Company filed all reports required on a timely basis pursuant to Section 16 of the Securities Exchange Act of 1934: three reports, covering fourteen transactions were filed late by former Director Ronald C. Wells. Director Wells retired from the Board effective on the date of the 2003 Annual Meeting. Also, Director Mary Ann Webb failed to file one Form 4 in connection with a grant of stock options by the Company on December 15, 2003.

REQUIREMENTS, INCLUDING DEADLINES,
FOR SUBMISSION OF PROXY PROPOSALS, NOMINATION OF DIRECTORS
AND OTHER BUSINESS OF SHAREHOLDERS

     Under our Bylaws, certain procedures are provided which a shareholder must follow to nominate persons for Director or to introduce an item of business at an Annual Meeting of Shareholders. Nominations for Directors or introduction of an item of business should be submitted in writing to the Company’s secretary at 2101 North Veterans Parkway, Bloomington, Illinois 61704. The nomination or proposed item must be received not less than 120 days nor more than 150 days in advance of the anniversary of the mailing date of the proxy statement for the preceding year’s annual meeting (i.e. October 20, 2004 at the earliest and no later than November 19, 2004 based on the March 19, 2004 mailing date of this year’s proxy statement). Nominations or proposed items received after November 19, 2004 will be deemed untimely and will not be considered.

     The nomination must be made in writing and the shareholder’s notice to the Secretary shall contain a representation that:

•	the shareholder is, and will be on the record date, a beneficial owner or a holder of record of stock of the Company entitled to vote at the meeting;

•	the shareholder has, and will have on the record date, full voting power with respect to the shares; and

•	the shareholder intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice.

     Additionally, each notice shall include:

•	the name and address of the shareholder who intends to make the nomination and of the person or persons to be nominated;

•	a description of all arrangements or understandings between the shareholder and each proposed nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder;

•	the number and kinds of securities of the Company held beneficially or of record by each proposed nominee;

•	information regarding each proposed nominee as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC for the initial election of the proposed nominee for Director (including the nominee’s written consent to be named in the proxy statement as a nominee);

•	the consent of each proposed nominee to serve as a Director if so elected; and

•	a completed Director Qualification, Eligibility and Disclosure Questionnaire.

     Notice of a proposed item of business must include:

•	a brief description of the business desired to be brought before the annual meeting and the reasons for conducting the business at the annual meeting;

•	the name and address, as they appear on the Company’s books, of the shareholder proposing the business;

•	the class and number of shares of the Company’s capital stock that are beneficially owned by the shareholder; and

•	any material interest of the shareholder in the business.

     The chairman of the meeting may refuse to allow the transaction of any business not presented beforehand, or to acknowledge the nomination of any person not made in compliance with the foregoing procedures.

     A shareholder complying with the above procedures may still not be entitled to have its proposal included in next year’s proxy statement. Under the rules of the SEC, in addition to being received by the Company no later than November 19, 2004, the proposal must concern a matter appropriate for inclusion in the proxy statement.

     The discussion above is intended merely as a summary. Persons wishing to submit a proposal or a nominee for director should consult the Company’s bylaws, a copy of which can be obtained free of charge by visiting the SEC’s web-site (www.sec.gov) or by writing to Dallas G. Smiley, Secretary at the office address set forth above.

     Whether or not you plan to attend the Meeting, please vote by marking, signing, dating and promptly returning the enclosed proxy in the enclosed envelope.

By Order of the Board of Directors,

Dallas G. Smiley
Corporate Secretary

APPENDIX A

Citizens First Financial Corp.
Nominating Committee Charter

Purpose of the Committee

The purpose of the Nominating Committee (the “Committee”) is to identify and recommend individuals to the Board of Directors (the “Board”) of Citizens First Financial Corp. (the “Company”) for nomination as members of the Board and its committees.

Committee Membership and Organization

The Committee shall consist of three or more members of the Board, each of whom is “independent” as defined by the requirements of the primary trading market or security exchange on which the Company’s securities are traded. The Board will appoint each Committee member and will designate one of the members as Chairman of the Committee (the “Chairman”). Each Committee member will serve at the pleasure of the Board for such term as the Board may decide or until such member is no longer a Board member.

Meetings of the Committee will be held at the pleasure of the Chairman and the Committee members in response to the needs of the Board, with a minimum of one meeting annually. Notwithstanding the foregoing, the Committee shall report at least once annually to the Board.

Minutes of each meeting shall be compiled by the Chairman of the Committee.

Committee Duties and Responsibilities

In addition to the requirements contained in the Company’s By-Laws, the Committee shall screen and recommend to the Board qualified candidates for election or appointment to the Board. The Committee may consider candidates proposed by security holders or management, but is not required to do so.

The Committee shall develop and recommend criteria for the selection of new directors to the Board, including, but not limited to age, skills, diversity, character, residency, experience, education, time availability and such other criteria as the Committee shall determine to be relevant at the time. The Committee shall have the power to apply such criteria in connection with the identification of individuals to be Board members, as well as to apply the standards of independence imposed by the Company’s listing exchange and all other applicable laws and rules and the underlying purpose and intent thereof in connection with the identification process.

A-1

APPENDIX B

CITIZENS FIRST FINANCIAL CORP
AUDIT COMMITTEE CHARTER
Amended December, 2003

The primary purpose of the Audit Committee (the “Committee”) of Citizens First Financial Corp. (the “Company”) is to assist the Board of Directors (the “Board”) in fulfilling its responsibility to oversee management’s conduct of the Company’s financial reporting process. This is to be accomplished through overseeing the integrity of financial reports and other financial information provided by the Company to governmental or regulatory bodies, the public or other users thereof, the Company’s systems of internal accounting and financial controls, the annual independent audit of the Company’s financial statements, the Company’s legal compliance and ethics programs as established by management and the Board, and the company’s compliance with laws, regulations and policy

In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company and to retain outside counsel, auditors or consultants, or incur other expenses for this purpose. The Committee will use and receive appropriate funding for the payment of compensation of outside legal, accounting or other advisors and staff employed by the Committee, as determined necessary by the Committee to carry out its duties. Any persons hired will work directly for the Committee, and will not be accountable to either Company management or the Company’s Board of Directors.

The Board and Committee are in place to represent the Company’s shareholders. The Company’s outside auditor is ultimately accountable to the Committee. The Committee shall have the ultimate authority and responsibility to select, evaluate, compensate and, where appropriate, replace the outside auditor.

The Committee shall review and reassess the adequacy of this Charter and the Audit Policy on an annual basis. In addition to this Audit Committee Charter, the Internal Audit Policy defines additional requirements and specifics regarding both the internal auditor and audit committee member roles.

MEMBERSHIP

The Committee members shall be appointed annually be, and will service at the discretion of the Board of Directors and will be comprised of not less than three (3) outside directors of the Board. Members shall meet the following criteria:

1. The Committee’s composition shall meet the independence and experience requirements of the NASDAQ Stock Market, Inc. and the Securities and Exchange Commission (“SEC”). Members will have no relationship to the Company that may interfere with the exercise of their independence from management and the Company.

2. Each member will able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement, and cash flow statement.

3. At least one member of the Committee shall have had past employment experience in finance or accounting, requisite certification in accounting or other comparable experience or background that results in the individual’s financial sophistication. This could include having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. If practicable, this member shall qualify as an “Audit Committee financial expert” as defined by the SEC rules and regulations.

MEETINGS

The Committee shall meet at least quarterly with the VP of Audit/Compliance and the external auditors. The Committee shall meet in executive session for a portion of each meeting, with participants, as it may deem necessary. These including: management, internal audit, and external audit.

At any meeting of the Committee, a majority of the Committee shall constitute a quorum and affirmative vote of a majority of that quorum shall be necessary to pass any resolution.

Telephone and special meetings can be called as necessary. The same quorum and minute requirements will apply to these meetings, as well.

The Committee shall report regularly to the Board of Directors. Minutes of all meetings of the Committee will be submitted to the Board of Directors. The minutes of the meeting shall contain a record of the persons present, significant matters discussed and resolutions adopted. Minutes of the meetings shall be preserved by the Bank in minute books in the custody of the Bank’s Internal Auditor.

KEY RESPONSIBILITIES

The Committee’s job is one of oversight and it recognizes that the Company’s management is responsible for preparing the Company’s financial statements and that the outside auditors are responsible for auditing those financial statements. Additionally, the Committee recognizes that financial management, including the internal audit staff, as well as the outside auditors, have more time, knowledge and more detailed information on the Company than do Committee members. In carrying out its oversight responsibilities, the Committee is not providing any expert or special assurance as to the Company’s financial statements or any professional certification as to the outside auditor’s work. It is however the duty of the Committee to review any audit problems or difficulties and managements response. The Committee is responsible for resolving any differences between management and the independent auditors regarding accounting and auditing issues.

The following functions shall be the common recurring activities of the Committee in carrying out its oversight functions. These functions are set forth as a guide with the understanding that the Committee may diverge from this guide as appropriate given the circumstances. These responsibilities are carried out through discussions with internal/external audit and Bank Management and review of audit reports.

1. Facilitate communication between the Board of Directors, the Bank’s internal and external auditors and bank management.

2. Meet and review with management, internal and external auditors the following: Written record of all communications will be maintained. Periodically, separate executive session meetings will be held with each individual party.

a. The scope and plan, and coordination of audit efforts, to include staffing and supervision. Any changes required in the planned scope of the audit.

b. Annual and quarterly audited financial statements and financial statement disclosures including major issues regarding accounting and auditing principles and practices as well as the adequacy of internal controls that could significantly affect the Company’s financial statements. Review key accounting policies and significant accounting and reporting issues;

c. Audit problems, including differences in opinion in account and reporting. Including any disagreements with management or restrictions on the scope of activities or access to requested information and responses thereof;

d. Critical accounting policies and practices and any analysis prepared of significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements. Review alternative accounting treatments, reasons for selecting such policies, procedures or analysis and their impact on the fairness of the Company’s financial statements;

e. Significant estimates made by management in preparation of the financial reports, all alternative treatments of financial information within generally accepted accounting principals and ramifications of the use of such alternative disclosures and treatments. The auditor’s reasoning in determining appropriateness of changes in accounting practices and policies, estimates, judgments, uncertainties, and unusual transactions relating to significant financial statement items.

f. Off-balance sheet transactions, joint ventures, contingent liabilities or derivative transactions and their impact on the fairness of the financial statements;

g. Any accounting adjustments that were noted or proposed by the auditors but were passed (as immaterial or otherwise.);

h. Material communications between auditors and management, including any management letters

i. Material legal matters that may impact the financial statements; and

j. The overall opinions of management and the independent auditors on the fairness of the financial statements. The auditor’s judgments about the quality, not just the acceptability of accounting principals applied in the Company’s financial reporting, including consistency of accounting policies and clarity and completeness of financial statements and disclosures.

From this analysis the committee shall review with the chief executive and chief financial officers, the certifications that are required under sections 302 and 906 of Sarbanes-Oxley.

3. The committee shall discuss generally with management concerns regarding earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies.

4. Recommend to the Board the appointment, compensation, retention and evaluation of the independent external and internal auditors, who is ultimately responsible to the Committee. Oversee the selection, compensation and performance evaluation and quality of both. Annually, the Committee shall evaluate the external auditor’s qualifications, performance and independence. The Committee shall obtain from the auditors information regarding the auditor’s compliance with applicable independence requirements, including auditor rotation rules, scope of services rules and audit compensation rules. In addition, the independent auditors internal quality-control procedures and issues raised by recent reviews shall be reviewed and discussed.

5. Review with the independent auditor other communications as required by Statement of Auditing Standards (“SAS”) 61 as amended by SAS90 relating to the conduct of the annual audit.

6. Review the scope and general extent of the external auditor’s annual audit plan as well as any significant changes to the audit plan. Monitor the accomplishments of the audit plan. Review management’s response and implementation of corrective action to findings. Ensure a risk management approach is applied to the determination of audit scope.

7. The Committee will pre-approve non-audit services to be performed in independent auditors. This may include establishment of a pre-approved category of services. One or more Committee members may be delegated to approve such services, provided timely reporting is made to the full Committee.

8. Ensure independence and objectivity of the internal and external audit functions. Receive periodic reports from the independent auditor regarding the auditor’s independence, discuss such reports with the auditor, and if so determined by the Committee, recommend that the Board take appropriate action to satisfy itself of the independence of the auditor.

9. Review with the internal auditor the scope of their annual audit work plan and a summary report of internal audit findings and how management is responding to and implementing corrective action for the conditions reported. Ensure a risk management approach is utilized in determining audit scope and detail of review. Ensure the scope includes compliance with laws and regulations. Review throughout the year the progress of the plan. The Committee will review and discuss with management the budget, staffing and scope of the internal audit function.

10. Prepare the report required by the rules of the SEC to be included in the Company’s annual proxy statement.

11. Ensure no restrictions are placed on either the internal or external auditors scope in completion of their evaluations.

12. Inquire and discuss with management, independent auditors and internal auditors issues related to risk assessment and risk management, including major financial risk and the steps management has taken to monitor and control such risk.

13. Review security for computer systems and back-up systems, through the internal audit reviews performed over Data Processing Operations and Security.

14. The Committee will set hiring policies for employees or former employees of the independent auditors. These policies will take into effect auditor independence in hiring such personnel.

15. Review managements monitoring of compliance with the Company’s Code of Conduct. Be aware and, if necessary, oversee any investigations of conflict of interest or other unethical conduct that has occurred.

16. The Committee is responsible for establishing procedures to promote and protect employee reporting of suspected fraud or wrongdoing through the receipt, retention and treatment of complaints from Company employees on accounting, internal accounting controls or auditing matters, as well as for confidential, anonymous submissions by Company employees of concerns regarding questionable accounting or auditing matters. This includes protecting reporting employees from retaliation.

17. Review and approve all related party transactions. Disclosable under Item 404(a) of Regulation S-K.

COMPENSATION

Members of the Committee shall receive such fees, if any, for their services as Committee members as may be determined by the Board of Directors in its sole discretion. Such fees may include retainers or per meeting fees.

Members of the Committee may not receive any compensation from the Company except the fees that they receive for service as a member of the Board of Directors or any committee thereof.

☒	PLEASE MARK VOTES AS IN THIS EXAMPLE
ANNUAL MEETING OF STOCKHOLDERS April 26, 2004 • 10:00 a.m., Local Time

     This Proxy is Solicited on Behalf of The Board of Directors

     The undersigned hereby appoints the official proxy committee of Citizens First Financial Corp. (the “Company”), with full power of substitution, to act as proxy for the undersigned, and to vote all shares of Common Stock of the Company which the undersigned is entitled to vote only at the Annual Meeting of Stockholders, to be held on April 26, 2004 at 10:00 a.m., local time, at The Chateau, 1601 Jumer Drive, Bloomington, Illinois and at any and all adjournments thereof, with all of the powers the undersigned would possess if personally present at such meeting as follows:

Please be sure to sign and date this Proxy in the box below.	Date

Stockholder sign above	Co-holder (if any) sign above

REVOCABLE PROXY

		For	With- hold	For All Except
1.	The election as Directors of all nominees listed (unless the “For All Except” box is marked and the instructions below are complied with:	☐	☐	☐

	Dr. Lowell M. Thompson	Mary Ann Webb

INSTRUCTION: To withhold your vote for any individual nominee, mark “FOR ALL EXCEPT” and write that nominee’s name on the line provided below.

		For	Against	Abstain
2.	The ratification of the appointment of BKD, LLP as independent auditors of Citizens First Financial Corp. for the fiscal year ending December 31, 2004.	☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE
“FOR” EACH OF THE LISTED PROPOSALS.

     This proxy is revocable and will be voted as directed, but if no instructions are specified, this proxy will be voted “FOR” each of the proposals listed. If any other business is presented at the Annual Meeting, this proxy will be voted by the proxies in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting. This proxy also confers discretionary authority on the Board of Directors to vote with respect to the election of any person as Director where the nominees are unable to serve or for good cause will not serve and matters incident to the conduct of the meeting.

é Detach above card, date, sign and mail in postage-paid envelope provided. é

CITIZENS FIRST FINANCIAL CORP.

     The above signed acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders and of a Proxy Statement dated March 19, 2004 and of the Annual Report to Stockholders.

     Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.

PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS PROXY
IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

☒	PLEASE MARK VOTES AS IN THIS EXAMPLE
ANNUAL MEETING OF STOCKHOLDERS April 26, 2004 • 10:00 a.m., Local Time

     This Proxy is Solicited on Behalf of The Board of Directors

     The undersigned hereby appoints the official proxy committee of Citizens First Financial Corp. (the “Company”), with full power of substitution, to act as proxy for the undersigned, and to vote all shares of Common Stock of the Company which the undersigned is entitled to vote only at the Annual Meeting of Stockholders, to be held on April 26, 2004 at 10:00 a.m., local time, at The Chateau, 1601 Jumer Drive, Bloomington, Illinois and at any and all adjournments thereof, with all of the powers the undersigned would possess if personally present at such meeting as follows:

Please be sure to sign and date this Proxy in the box below.	Date

Stockholder sign above	Co-holder (if any) sign above

4

0

1

K

REVOCABLE PROXY

		For	With- hold	For All Except
1.	The election as Directors of all nominees listed (unless the “For All Except” box is marked and the instructions below are complied with:	☐	☐	☐

	Dr. Lowell M. Thompson	Mary Ann Webb

INSTRUCTION: To withhold your vote for any individual nominee, mark “FOR ALL EXCEPT” and write that nominee’s name on the line provided below.

		For	Against	Abstain
2.	The ratification of the appointment of BKD, LLP as independent auditors of Citizens First Financial Corp. for the fiscal year ending December 31, 2004.	☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE
“FOR” EACH OF THE LISTED PROPOSALS.

     This proxy is revocable and will be voted as directed, but if no instructions are specified, this proxy will be voted “FOR” each of the proposals listed. If any other business is presented at the Annual Meeting, this proxy will be voted by the proxies in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting. This proxy also confers discretionary authority on the Board of Directors to vote with respect to the election of any person as Director where the nominees are unable to serve or for good cause will not serve and matters incident to the conduct of the meeting.

é Detach above card, date, sign and mail in postage-paid envelope provided. é

CITIZENS FIRST FINANCIAL CORP.

     The above signed acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders and of a Proxy Statement dated March 19, 2004 and of the Annual Report to Stockholders.

     Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.

PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS PROXY
IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.